8. Income Taxes (December 2013 Note)	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
8. Income Taxes (December 2013 Note)

The Company uses the liability method in accounting for income taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The potential benefit of net operating loss carry forwards has not been recognized in the accompanying consolidated financial statements since the Company cannot be assured that it is more likely than not that such benefit will be realized in future years.

The Company is subject to United States federal and state income taxes at an approximate rate of 34%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported for the years ended December 31, 2013 and 2012 is as follows:

	2013	2012

Net loss	$(7,419,722)	$(6,850,634)
Income tax rate	34.0%	34.0%
Income tax benefit	2,522,705	2,329,216
Permanent difference	(1,716,133)	(1,541,024)
Valuation allowance	(806,572)	(788,192)
Net benefit	$–	$–

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes. The significant components of future income tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	2013	2012
Change in tax assets loss benefit	$14,863,726	$14,057,154
Allowance	(14,863,726)	(14,057,154)
Net change	$–	$–

The Company has recognized a valuation allowance for the deferred tax assets for which it more likely than not that the realization will not occur. The valuation allowance is reviewed periodically. When circumstances change and this causes a change in management’s judgment about the realizeability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

The net operating loss carryfowards for income tax purposes are approximately $44,000,000 and $41,000,000 at December 31, 2013 and 2012, respectively, and will begin to expire in 2015. Neither the Company nor any of its subsidiaries have ever been the subject of an examination of the Internal Revenue Service. Pursuant to Section 382 of the Internal Revenue Code, use of the Company’s net operating loss carryfowards may be limited if the Company experiences a cumulative change in ownership greater than 50% in a moving three year period. Ownership changes could impact the Company’s ability to utilize its net operating losses and credit carryfowards remaining at the ownership change date. The limitation would be determined by the fair market value of common stock outstanding prior to the ownership change, multiplied by the applicable federal rate. The Company has never had an examination by the Internal Revenue Service.